UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES ACT OF 1934.

               Date of Report (Date of Earliest even reported):
                               November 22, 2004

                      Commission file number 000-31735

                        NANOSIGNAL CORPORATION, INC.
          (Exact Name of Registrant as specified in its charter)


        Nevada                                         88-0231200
 (State or other jurisdiction of                     (IRS Employer
 Incorporation or organization)                  Identification Number)

                             5440 W Sahara Ave, Suite 206
                       (Address of principal executive offices)
                               Las Vegas, NV  89146
                            (City, State and Zip Code)

                                   (702) 227-5111
                Company's telephone number, including area code

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

(i) Effective November 22, 2004, Nanosignal Corporation, Inc. (the Company) determined to change the Company's independent accountants . Some of Malone & Bailey, PLLC's staff left the firm and formed their own auditing firm. Since Nanosignal Corporation, Inc.'s management had worked predominately with the staff that left, the company was no longer comfortable maintaining Malone & Bailey, PLLC as its auditor. Accordingly, the firm terminated the engagement of Malone & Bailey, PLLC in that role and retained Pollard-Kelley Auditing Services, Inc. as its independent accountants. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

(ii) Management of Nanosignal Corporation, Inc. is unaware of any disagreements with Malone & Bailey related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Malone & Bailey's termination on November 22, 2004, there has been no disagreement between the Company and Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Malone & Bailey would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Malone & Bailey's audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iv) In connection with its audits for the two most recent fiscal years and review of financial statements through March 31, 2004, there have been no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone & Bailey would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent fiscal years and the interim period subsequent to November 22, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Malone & Bailey furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(2) New Independent Accountants:

(i) The Company engaged, Pollard-Kelley Auditing Services, Inc., Akron, Ohio as its new independent auditors as of November 22, 2004. Prior to such date, the Company, did not consult with Pollard-Kelley Auditing Services, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Pollard-Kelley Auditing Services, Inc. or
(iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

 February 2, 2005                          NANOSIGNAL CORPORATION, INC.

                                            By /s/ Mr. Gary W. Walters
                                        ------------------------------
                                            Mr. Gary W. Walters, CEO